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                                                                     Exhibit 23a


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





To the Board of Directors of
J. C. Penney Company, Inc.


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.




                                            /S/ KPMG Peat Marwick LLP




Dallas, Texas
June 16, 1998